UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2007

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 348-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 –	Entry into a material definitive agreement

On July 10, 2007, LookSmart, Ltd. promoted Brian Gibson to Vice President, Finance and Principal Accounting Officer effective immediately. Mr. Gibson’s employment is subject to the terms and conditions set forth in the promotion letter, a copy of which is filed herewith as Exhibit 99.1.

Item 5.02 –	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 10, 2007, LookSmart, Ltd. promoted Brian Gibson to Vice President, Finance and Principal Accounting Officer effective immediately. Mr. Gibson’s employment is subject to the terms and conditions set forth in the promotion letter, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01 –	Financial Statements and Exhibits

(d) Exhibits.

99.1	Promotion letter between the Company and Mr. Gibson.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.
(Registrant)

July 16, 2007	/s/ John Simonelli
Date	John Simonelli, Chief Financial Officer and Chief Operating Officer